Exhibit 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Annual Report THE CORETEC GROUP INC. (the “Company”) on Form 10-K for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Ronald W. Robinson, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ronald W. Robinson
Ronald W. Robinson
Principal Accounting and Financial Officer

Dated: April 12, 2019